UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 13, 2012

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 KEMET Way Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 13, 2012, KEMET Corporation (the “Company”) issued a News Release announcing preliminary financial results for the third fiscal quarter ended December 31, 2011. A copy of this News Release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 8.01             OTHER EVENTS

On January 13, 2012, the Company also issued a News Release announcing a comprehensive plan for sourcing conflict free tantalum from the Democratic Republic of Congo.  A copy of this News Release is filed as Exhibit 99.2 to this Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                   Exhibits

Exhibit No.	Description

99.1	News Release, dated January 13, 2012 issued by the Company, announcing preliminary financial results for the third fiscal quarter ended December 31, 2011

99.2	News Release, dated January 13, 2012 issued by the Company, announcing a comprehensive plan for sourcing conflict free tantalum from the Democratic Republic of Congo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 13, 2012

KEMET CORPORATION

By:	/s/ William M. Lowe, Jr.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated January 13, 2012 issued by the Company, announcing preliminary financial results for the third fiscal quarter ended December 31, 2011

99.2	News Release, dated January 13, 2012 issued by the Company, announcing a comprehensive plan for sourcing conflict free tantalum from the Democratic Republic of Congo